SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


              ------------------------------------------------
                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            -------------------------------------------------------



        Date of Report (Date of earliest event reported):  June 5, 1996







                      CNL AMERICAN PROPERTIES FUND, INC.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



            Florida                 33-78790               59-3239115
       ----------------    ------------------------    ------------------
       (State or other
         jurisdiction      (Commission File Number)      (IRS Employer
       of incorporation)                               Identification No.)


             400 East South Street, Suite 500
                     Orlando, Florida                       32801
         --------------------------------------           ----------
        (Address of principal executive offices)          (Zip Code)



      Registrant's telephone number, including area code:  (407) 422-1574



ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

              Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         STATUS OF THE OFFERING
         ----------------------

         Pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective March 29, 1995, CNL American Properties Fund, Inc. (the "Company") registered for sale an aggregate of $165,000,000 of shares of common stock (the "Shares") (16,500,000 Shares at $10 per Share). As of June 21, 1996, the Company had received aggregate subscription proceeds of $74,964,637 (7,496,464 Shares) from 4,410 stockholders, including $128,151 (12,815 Shares) issued pursuant to the Company's reinvestment plan.

         As stated in the registration statement of the Company, including the Prospectus which constitutes a part thereof, as amended, the proceeds of the offering of Shares are used primarily to acquire properties (the "Properties") located across the United States to be leased on a long-term, triple-net basis to creditworthy operators of selected national and regional fast-food, family-style and casual dining restaurant chains. The Company may also provide financing (the "Mortgage Loans") for the purchase of buildings, generally by lessees that lease the underlying land from the Company.

         ACQUISITION OF PROPERTIES
         -------------------------

         During the period May 22, 1996 through June 21, 1996, the Company acquired seven Properties. The Properties are two Wendy's Properties (one in each of Sevierville, Tennessee, and Camarillo, California), two Denny's Properties (one in each of Hillsboro and McKinney, Texas), two Boston Market Properties (one in each of Ellisville, Missouri, and Golden Valley, Minnesota) and one Jack in the Box Property (in Humble, Texas).

         The Denny's Property in McKinney, Texas, was acquired from an Affiliate of the Company. The Affiliate had purchased and temporarily held title to the Property in order to facilitate the acquisition of the Property by the Company. The Property was acquired by the Company for a purchase price of $977,256 from the Affiliate, representing the cost of the Property to the Affiliate (including carrying costs) due to the fact that these amounts were less than the Property's appraised value.

         In connection with the purchase of the Wendy's Property in Sevierville, Tennessee, which is building only, the Company, as lessor, entered into a long-term lease agreement with an unaffiliated lessee. The lease is on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments, sales and use taxes, and the cost of any renovations permitted under the lease. The Company has also entered into a tri-party agreement relating to this Property with the lessee and the owner of the land. The tri-party agreement provides that the ground lessee is responsible for all obligations under the ground lease and provides certain rights to the Company relating to the maintenance of its interest in the building in the event of a default by the lessee under the terms of the ground lease. In addition, in connection with this Property, which is to be constructed, the Company has entered into development and indemnification and put agreements with the lessee.

         In connection with the purchase of each of the remaining six Properties which consist of land and building, the Company, as lessor, entered into long-term lease agreements with unaffiliated lessees. The leases are on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments, sales and use taxes, and the cost of any renovations permitted under the lease. For the Properties that are to be constructed, the Company has entered into development and indemnification and put agreements with the lessees.

         The following table sets forth the location of each of the seven Properties acquired by the Company, during the period May 22, 1996 through June 21, 1996, a description of the competition, and a summary of the principal terms of the acquisition and lease of each Property.

                                            PROPERTY ACQUISITIONS
                                   From May 22, 1996 through June 21, 1996

                                                        Lease Expira-
Property Location and            Purchase     Date       tion and              Minimum                            Option
Competition                      Price (1)  Acquired  Renewal Options      Annual Rent (2)     Percentage Rent  To Purchase
- ---------------------          -----------  --------  --------------- ---------------------    ---------------  -----------
DENNY'S                        $367,672     06/05/96  06/2016; two    10.625% of Total Cost    for each lease   during the
(the "Hillsboro Property")     (excluding             five-year       (4); increases by 11%    year, (i) 5% of  eighth,
Restaurant to be constructed   closing and            renewal options after the fifth lease    annual gross     tenth, and
                               development                            year and after every     sales minus      twelfth
The Hillsboro Property is      costs) (3)                             five years thereafter    (ii) the         lease years
located on the south side of                                          during the lease term    minimum annual   only
Highway 22 in Hillsboro, Hill                                                                  rent for such
County, Texas, in an area of                                                                   lease year
mixed retail, commercial, and
residential development.
Other fast-food and family-
style restaurants located in
proximity to the Hillsboro
Property include a McDonald's,
an Arby's, a Whataburger, a
KFC, a Golden Corral, and a
Grandy's.

DENNY'S                        $977,256     06/05/96  12/2015; two    $104,013; increases by   for each lease   during the
(the "McKinney Property")      (excluding             five-year       11% after the fifth      year, (i) 5% of  eighth,
Existing restaurant            closing                renewal options lease year and after     annual gross     tenth, and
                               costs)                                 every five years         sales minus      twelfth
The McKinney Property is                                              thereafter during the    (ii) the         lease years
located at the southwest                                              lease term               minimum annual   only
quadrant of the intersection                                                                   rent for such
of White Avenue and U.S. 75 in                                                                 lease year (5)
McKinney, Collin County,
Texas, in an area of mixed
retail, commercial, and
residential development.
Other fast-food and family-
style restaurants located in
proximity to the McKinney
Property include an
Applebee's, an Arby's, a
Boston Market, a Jack in the
Box, a Chili's, a Dairy Queen,
an IHOP, a Golden Corral, a
Pizza Hut, and several local
restaurants.

WENDY'S (8)                    $586,143     06/05/96  06/2016; two    10.25% of Total Cost;    for each lease   at any time
(the "Camarillo Property")     (excluding             five-year       increases to 10.76% of   year, (i) 6% of  after the
Restaurant to be constructed   closing and            renewal options Total Cost during the    annual gross     seventh
                               development                            fourth through sixth     sales minus      lease year
The Camarillo Property is      costs) (3)                             lease years, increases   (ii) the
located at the southwest                                              to 11.95% of Total Cost  minimum annual
quadrant of Las Posas Road and                                        during the seventh       rent for such
the Ventura Freeway in                                                through tenth lease      lease year
Camarillo, Ventura County,                                            years, increases to
California, in an area of                                             12.70% of Total Cost
mixed retail, commercial, and                                         during the eleventh
residential development.                                              through fifteenth lease
Other fast-food and family-                                           years and increases to
style restaurants located in                                          13.97% of Total Cost
proximity to the Camarillo                                            during the sixteenth
Property include an                                                   through twentieth lease
Applebee's, a Del Taco, a                                             years (4)
McDonald's, and several local
restaurants.

WENDY'S (8)                    $66,153      06/05/96  05/2015; two    12.204% of Total Cost    for each lease   upon the
(the "Sevierville Property")   (excluding   (3)       five-year       (4); increases by 8%     year, (i) 6% of  expiration
Restaurant to be constructed   closing and            renewal options after the fifth lease    annual gross     of the
                               development            followed by one year and after every     sales times the  initial
The Sevierville Property is    costs) (3)             fifteen-year    five years thereafter    Building         term of the
located on the west side of                           renewal option  during the lease term    Overage          lease and
Highway 441 in Sevierville,                                                                    Multiplier (6)   during any
Sevier County, Tennessee, in                                                                   minus (ii) the   renewal
an area of mixed retail,                                                                       minimum annual   period
commercial, and residential                                                                    rent for such    thereafter
development.  Other fast-food                                                                  lease year       (7)
and family-style restaurants
located in proximity to the
Sevierville Property include a
Damon's Ribs, an IHOP, a Ruby
Tuesday's, and several local
restaurants.

BOSTON MARKET (9)              $408,879     06/18/96  06/2011; five   10.40% of Total Cost     for each lease   at any time
(the "Ellisville Property")    (excluding             five-year       (4); increases by 10%    year after the   after the
Restaurant to be constructed   closing and            renewal options after the fifth lease    fifth lease      fifth lease
                               development                            year and after every     year, (i) 5% of  year
The Ellisville Property is     costs) (3)                             five years thereafter    annual gross
located on the north side of                                          during the lease term    sales minus
Manchester Road, in                                                                            (ii) the
Ellisville, St.  Louis County,                                                                 minimum annual
Missouri, in an area of mixed                                                                  rent for such
retail, commercial, and                                                                        lease year
residential development.
Other fast-food and family-
style restaurants located in
proximity to the Ellisville
Property include a KFC, a
Burger King, a Ponderosa, a
Taco Bell, a McDonald's, a
Long John Silver's, a Pizza
Hut, a Hardee's, a Steak and
Shake, a Red Lobster, and
several local restaurants.

BOSTON MARKET (9)              $603,386     06/19/96  06/2011; five   10.40% of Total Cost     for each lease   at any time
(the "Golden Valley Property") (excluding             five-year       (4); increases by 10%    year after the   after the
Restaurant to be constructed   closing and            renewal options after the fifth lease    fifth lease      fifth lease
                               development                            year and after every     year, (i) 5% of  year
The Golden Valley Property is  costs) (3)                             five years thereafter    annual gross
located on the north side of                                          during the lease term    sales minus
Highway 55 at Rhode Island                                                                     (ii) the
Avenue in Golden Valley,                                                                       minimum annual
Hennepin County, Minnesota, in                                                                 rent for such
an area of mixed retail,                                                                       lease year
commercial, and residential
development.  Other fast-food
and family-style restaurants
located in proximity to the
Golden Valley Property include
a McDonald's, a Perkins, and
several local restaurants.

JACK IN THE BOX                $396,646     06/19/96  06/2014; four   10.75% of Total Cost     for each lease   at any time
(the "Humble #1 Property")     (excluding             five-year       (4); increases by 8%     year, (i) 5% of  after the
Restaurant to be constructed   closing and            renewal options after the fifth lease    annual gross     seventh
                               development                            year and by 10% after    sales minus      lease year
The Humble Property is located costs) (3)                             every five years         (ii) the
at the north side of FM 1960                                          thereafter during the    minimum annual
East in Humble, Harris County,                                        lease term               rent for such
Texas, in an area of mixed                                                                     lease year (5)
retail, commercial, and
residential development.
Other fast-food and family-
style restaurants located in
proximity to the Humble
Property include a KFC, a
McDonald's, a Taco Bell, a
Wendy's, and a Burger King.


[FN]

FOOTNOTES:

(1) The estimated federal income tax basis of the depreciable portion (the b u i lding portion) of each of the Properties acquired, and for construction Properties, once the buildings are constructed, is set forth below:

         Property               Federal Tax Basis
         --------               -----------------
      Hillsboro Property              $742,000
      McKinney Property                627,000
      Camarillo Property               672,000
      Sevierville Property             519,000
      Ellisville Property              635,000
      Golden Valley Property           529,000
      Humble #1 Property               610,000

(2) Minimum annual rent for each of the Properties became payable on the effective date of the lease, except as indicated below. For the Camarillo and Sevierville Properties, minimum annual rent will become due and payable on (i) the date the certificate of occupancy for the restaurant is issued, (ii) the date the restaurant opens for business to the public, (iii) 120 days after execution of the lease or (iv) the date the tenant receives from the landlord its final funding of the construction costs. For the Hillsboro Property, minimum annual rent will become due and payable on the earlier of (i) the date the certificate of occupancy for the restaurant is issued, (ii) the date the restaurant opens for business to the public or (iii) 180 days after execution of the lease. For the Ellisville and Golden Valley Properties, minimum annual rent will become due and payable on the earlier of (i) 180 days after execution of the lease or (ii) the date the tenant receives from the landlord its final funding of the construction costs. For the Humble Property, minimum annual rent will become due and payable on the earlier of (i) the date the restaurant opens for business to the public or (ii) 180 days after the execution of the lease. During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the Camarillo and Sevierville Properties, as described above, the tenant shall pay monthly "interim rent" equal to 10.25% per annum of the amount funded by the Company in connection with the purchase and construction of the Property. During the period commencing with the effective date of the lease to the date minimum rent becomes payable for the Ellisville and Golden Valley Properties, as described above, the tenant shall pay monthly "interim rent" equal to 10.40% per annum of the amount funded by the Company in connection with the purchase and construction of the Properties. During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the Humble #1 Property, as described above, the tenant shall pay monthly "interim rent" equal to 10.75% per annum of the amount funded by the Company in connection with the purchase and construction of the Property.

(3) The Company accepted an assignment of an interest in the ground lease relating to the Sevierville Property effective June 5, 1996, in consideration of its funding of certain preliminary development costs and its agreement to fund remaining development costs not in excess of the amount specified below. The development agreements for the Properties which are to be constructed provide that construction must be completed no later than the dates set forth below. The maximum cost to the Company, (including the purchase price of the land (if applicable), development costs (if applicable), and closing and acquisition costs) is not expected to, but may, exceed the amounts set forth below:

                                                         Estimated Final
      Property             Estimated Maximum Cost        Completion Date
      --------             ----------------------        ----------------

      Hillsboro Property         $1,119,248              December 2, 1996
      Camarillo Property          1,264,789              October 3, 1996
      Sevierville Property          517,571              October 3, 1996
      Ellisville Property         1,026,746              December 15, 1996
      Golden Valley Property      1,128,899              December 16, 1996
      Humble #1 Property            949,413              December 16, 1996

(4) The "Total Cost" is equal to the sum of (i) the purchase price of the Property, (ii) closing costs, and (iii) actual development costs incurred under the development agreement, and in the case of the Hillsboro Property, (iv) "construction financing costs" during the development period.

(5) Percentage rent shall be calculated on a calendar year basis (January 1 to December 31).

(6)   The "Building Overage Multiplier" is calculated as follows:

            Building   Overage   Multiplier   =   (purchase   price   of   the
            building)/[purchase price of the building + (annual rent due under the land lease/land lease cap rate)]

(7) In the event that the aggregate amount of percentage rent paid by the lessee to the Company over the term of the lease shall equal or exceed 15% of the purchase price paid by the Company, then the option purchase price shall equal one dollar. In the event that the aggregate percentage rent paid shall be less than 15% of the purchase price paid by the Company, then the option purchase price shall equal the difference of 15% of the purchase price, less the aggregate percentage rent paid to the landlord by the lessee under the lease.

(8) The lessee of the Camarillo, and Sevierville Properties is the same unaffiliated lessee.

(9) The lessee of the Ellisville and Golden Valley Properties is the same unaffiliated lessee.


                  PRO FORMA ESTIMATE OF TAXABLE INCOME BEFORE DIVIDENDS PAID DEDUCTION OF
                                     CNL AMERICAN PROPERTIES FUND, INC.
                   GENERATED FROM THE OPERATIONS OF PROPERTIES ACQUIRED FROM MAY 22, 1996
                                            THROUGH JUNE 21, 1996
                                      FOR A 12-MONTH PERIOD (UNAUDITED)


      The following schedule represents pro forma unaudited estimates of taxable income before dividends paid deduction of each Property acquired by the Company from May 22, 1996 through June 21, 1996, for the 12-
month period commencing on the date of the inception of the respective lease on such Property.  The schedule should be read in light of the accompanying footnotes.

      These estimates do not purport to present actual or expected operations of the Company for any period in the future.  These estimates were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.  No single lessee or group of affiliated lessees lease Properties or has borrowed funds from the Company with an aggregate purchase price in excess of 20% of the expected total net offering proceeds of the Company.

                                Denny's           Denny's           Wendy's                  Wendy's
                           Hillsboro, TX (5)   McKinney, TX   Camarillo, CA (5)(6)   Sevierville, TN (5)(6)
                           -----------------   ------------   --------------------   ----------------------
Pro Forma Estimate of
  Taxable Income Before
  Dividends Paid
  Deduction:

Base Rent (1)                   $  114,346        $  104,013        $  124,655             $   60,735

Asset Management Fees (2)           (6,319)           (5,874)           (7,224)                (2,956)

General and Administrative
  Expenses (3)                      (7,089)           (6,449)           (7,729)                (3,766)
                                ----------        ----------        ----------             ----------

Estimated Cash Available
  from Operations                  100,938            91,690           109,702                 54,013

Depreciation Expense (4)           (19,022)          (16,066)          (17,220)               (13,308)
                                ----------        ----------        ----------             ----------

Pro Forma Estimate of
  Taxable Income Before
  Dividends Paid
  Deduction of the Company      $   81,916        $   75,624        $   92,482             $   40,705
                                ==========        ==========        ==========             ==========


                                                See Footnotes


                                 Boston Market           Boston Market          Jack in the Box
                            Ellisville, MO (5)(7)  Golden Valley, MN (5)(7)   Humble, TX (#1) (5)     Total
                            ---------------------  ------------------------   ------------------- -----------
Pro Forma Estimate of
  Taxable Income Before
  Dividends Paid
  Deduction:
Base Rent (1)                   $  102,675             $  112,890              $   100,061       $  719,375

Asset Management Fees (2)           (5,864)                (6,448)                  (5,603)         (40,288)


General and
  Administrative Expenses (3)       (6,366)                (6,999)                  (6,204)         (44,602)
                                 ----------            ----------               ----------       ----------

Estimated Cash Available
  from Operations                   90,445                 99,443                   88,254          634,485

Depreciation Expense (4)           (16,272)               (13,561)                 (15,646)        (111,095)
                                 ----------             ----------               ----------       ----------

Pro Forma Estimate of
  Taxable Income Before
  Dividends Paid Deduction
  of the Company                $   74,173             $   85,882               $   72,608       $  523,390
                                ==========             ==========               ==========       ==========


[FN]

FOOTNOTES:

(1) Base rent does not include percentage rents which become due if specified levels of gross receipts are achieved.

(2) The Properties will be managed pursuant to an advisory agreement between the Company and CNL Fund Advisors, Inc. (the "Advisor"), pursuant to which the Advisor will receive monthly asset management fees in an amount equal to one-twelfth of .60% of the Company's Real Estate Asset Value as of the end of the preceding month as defined in such agreement.


(3) Estimated at 6.2% of gross rental income and interest income based on the previous experience of Affiliates of the Advisor with 17 public limited partnerships which own properties similar to those owned by the Company. Amount does not include soliciting dealer servicing fee due to the fact that such fee will not be incurred until December 31 of the year following the year in which the offering terminates.

(4) The estimated federal tax basis of the depreciable portion (the building portion) of the Properties has been depreciated on the straight-line method over 39 years.

(5) The Company accepted an assignment of an interest in the ground lease relating to the Sevierville Property effective June 5, 1996, in consideration of its funding of certain preliminary development costs and its agreement to fund remaining development. The development agreements for the Properties which are to be constructed provide that construction must be completed no later than the dates set forth below:

      Property                Estimated Final Completion Date
      --------                -------------------------------
      Hillsboro Property          December 2, 1996
      Camarillo Property          October 3, 1996
      Sevierville  Property       October 3, 1996
      Ellisville Property         December 15, 1996
      Golden Valley Propety       December 16, 1996
      Humble #1 Property          December 16, 1996

(6) The lessee of the Camarillo, and Sevierville Properties is the same unaffiliated lessee.

(7) The lessee of the Ellisville and Golden Valley Properties is the same unaffiliated lessee.



ITEM 3.     BANKRUPTCY OR RECEIVERSHIP.

                  Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  Not applicable.

ITEM 5.     OTHER EVENTS.

                  Not applicable.

ITEM 6.     RESIGNATION OF REGISTRANT'S DIRECTORS.

                  Not applicable.

ITEM 7.     F I N ANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION  AND
            EXHIBITS.




                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY

                         INDEX TO FINANCIAL STATEMENTS
                         -----------------------------

                                                                       Page
                                                                       ----
Pro Forma Consolidated Financial Information (unaudited):

   Pro Forma Consolidated Balance Sheet as of
      March 31, 1996                                                   14

   Pro Forma Consolidated Statement of Earnings
      for the quarter ended March 31, 1996                             15

   Pro Forma Consolidated Statement of Earnings for
      the year ended December 31, 1995                                 16

   Notes to Pro Forma Consolidated Financial Statements
      for the quarter ended March 31, 1996 and the
      year ended December 31, 1995                                     17




                 PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


      The following Pro Forma Consolidated Balance Sheet of the Company gives effect to (i) property acquisition transactions from inception through March 31, 1996, including the receipt of $55,041,881 in gross offering proceeds from the sale of 5,504,188 shares of common stock pursuant to a Form S-11 under the Securities Act of 1933, as amended, effective March 29, 1995, and the application of such proceeds to purchase 43 properties (including 19 properties which consist of land and building, one property through a joint venture arrangement which consists of land and building, three properties which consist of building only and 20 properties consisting of land only) four of which were under construction at March 31, 1996, to provide mortgage financing to the lessee of the 20 properties consisting of land only, and to pay organizational and offering expenses, acquisition fees and miscellaneous acquisition expenses, (ii) the receipt of $19,922,756 in gross offering proceeds from the sale of 1,992,276 additional shares of common stock during the period April 1, 1996 through June 21, 1996, and (iii) the application of such funds and $5,529,447 of cash and cash equivalents at March 31, 1996, to purchase 25 additional properties acquired during the period April 1, 1996 through June 21, 1996 (two of which are under construction and consist of building only, nine of which are under construction and consist of land and building, 13 properties which consist of land only and one property which consists of land and building), to pay additional costs for the four properties under construction at March 31, 1996, to provide mortgage financing to the lessee of ten properties consisting of land only, and to pay offering expenses, acquisition fees and miscellaneous acquisition expenses, all as reflected in the pro forma adjustments described in the related notes. The Pro Forma Consolidated Balance Sheet as of March 31, 1996, includes the transactions described in (i) above from its historical consolidated balance sheet, adjusted to give effect to the transactions in (ii) and (iii) above, as if they had occurred on March 31, 1996.

     The Pro Forma Consolidated Statements of Earnings for the quarter ended March 31, 1996 and the year ended December 31, 1995, include the historical operating results of the properties described in (i) above from the dates of their acquisitions plus operating results for the seven of the 68 properties that were owned by the Company as of June 21, 1996, and had a previous rental history prior to the Company's acquisition of such properties, from (A) the later of (1) the date the property became operational as a rental property by the previous owner or (2) June 2, 1995 (the date the Company became operational), to (B) the earlier of (1) the date the property was acquired by the Company or (2) the end of the pro forma period presented. No pro forma adjustments have been made to the Pro Forma Consolidated Statements of Earnings for the remaining 61 properties owned by the Company as of June 21, 1996, due to the fact that these properties did not have a previous rental history.

      This pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the C o m pany's financial results or condition if the various events and transactions reflected therein had occurred on the dates, or been in effect during the periods, indicated. This pro forma consolidated financial information should not be viewed as predictive of the Company's financial results or conditions in the future.






                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                MARCH 31, 1996


                                                Pro Forma
               ASSETS          Historical      Adjustments    Pro Forma
                               ----------    --------------- -----------
Land and buildings on
  operating leases, less
  accumulated depreciation     $28,313,474   $12,585,696 (a) $40,899,170
Net investment in direct
  financing leases (c)           1,360,414     6,264,957 (a)   7,625,371
Cash and cash equivalents        8,775,306    (5,340,035)(a)
                                                (189,412)(b)   3,245,859
Receivables                        462,110                       462,110
Mortgage note receivable         8,540,712     3,888,000 (a)  12,428,712
Prepaid expenses                    37,275                        37,275
Organization costs, less
  accumulated amortization          16,682                        16,682
Loan costs, less accumulated
  amortization                      51,559                        51,559
Accrued rental income              152,047                       152,047
Other assets                     1,199,916       (61,987)(a)   1,137,929
                               -----------   -----------     -----------

                               $48,909,495   $17,147,219     $66,056,714
                               ===========   ===========     ===========

LIABILITIES AND
  STOCKHOLDERS' EQUITY

Liabilities:
  Note payable                 $    53,659                   $    53,659
  Accrued construction
    costs payable                1,197,682   $(1,005,913)(a)
                                                (191,769)(b) $        -
  Accounts payable and accrued
    expenses                       106,333                       106,333
  Escrowed real estate taxes
    payable                          9,696                         9,696
  Due to related parties           415,418                       415,418
  Deferred financing income         29,366        13,608 (a)      42,974
  Rents paid in advance             58,268                        58,268
                               -----------   -----------     -----------
      Total liabilities          1,870,422    (1,184,074)        686,348
                               -----------   -----------     -----------

Minority interest                  293,329         2,357 (b)     295,686
                               -----------   -----------     -----------

Stockholders' equity:
  Preferred stock, without
      par value.
    Authorized and unissued
    3,000,000 shares                    -                             -
  Excess shares, $.01 par
    value per share.  Authorized
    and unissued 23,000,000 shares      -                             -
  Common stock, $.01 par value
    per share. Authorized
    20,000,000 shares; issued
    and outstanding 5,524,188
    shares; issued and
    outstanding, as adjusted,
    7,516,464 shares                55,242        19,923 (a)      75,165
  Capital in excess of
    par value                   46,983,886    18,309,013 (a)  65,292,899
  Accumulated distributions
    in excess of net
    earnings                      (293,384)                     (293,384)
                               -----------   -----------     -----------
                                46,745,744    18,328,936      65,074,680
                               -----------   -----------     -----------

                               $48,909,495   $17,147,219     $66,056,714
                               ===========   ===========     ===========


                See accompanying notes to unaudited pro forma
                      consolidated financial statements.



                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                         QUARTER ENDED MARCH 31, 1996


                                                Pro Forma
                                Historical     Adjustments    Pro Forma
                                ----------    -------------   ----------
Revenues:
  Rental income from
  operating leases              $  763,155    $   41,157 (1)  $  804,312
  Earned income from
  direct financing lease (2)        35,926                        35,926
  Interest and other income        260,798       (12,544)(3)     248,254
                                ----------    ----------      ----------
                                 1,059,879        28,613       1,088,492
                                ----------    ----------      ----------

Expenses:
  General operating and
  administrative                   128,948                       128,948
  Professional services             29,692                        29,692
  Asset and mortgage
    management fees to
    related party                   40,370         2,714 (4)      43,084
  State and other taxes              2,898         1,129 (5)       4,027
  Interest expense                     159                           159
  Depreciation and
    amortization                    98,472         3,300 (6)     101,772
                                ----------    ----------      ----------
                                   300,539         7,143         307,682
                                ----------    ----------      ----------

Earnings Before Minority
  Interest in Earnings of
  Consolidated Joint Venture       759,340        21,470         780,810

Minority Interest in
  Earnings of Consolidated
  Joint Venture                    (14,752)                      (14,752)
                                ----------    ----------      ----------

Net Earnings                    $  744,588    $   21,470      $  766,058
                                ==========    ==========      ==========


Earnings Per Share of
  Common Stock                  $      .16                    $      .16
                                ==========                    ==========


Weighted Average Number of
  Shares of Common Stock
  Outstanding                    4,649,040                     4,649,040
                                ==========                    ==========



                See accompanying notes to unaudited pro forma
                      consolidated financial statements.




                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                         YEAR ENDED DECEMBER 31, 1995


                                                Pro Forma
                                Historical     Adjustments    Pro Forma
                                ----------     -----------    ----------
Revenues:
  Rental income from
  operating leases               $ 498,817      $ 96,945 (1)   $ 595,762
  Earned income from direct
  financing leases (2)              28,935                        28,935
  Contingent rental income          12,024                        12,024
  Interest income                  119,355       (29,664)(3)      89,691
                                 ---------     ---------       ---------
                                   659,131        67,281         726,412
                                 ---------     ---------       ---------

Expenses:
  General operating and
  administrative                   134,759                       134,759
  Professional services              8,119                         8,119
   Asset management fee to
  related party                     23,078         4,368 (4)      27,446
  State taxes                       20,189         1,769 (5)      21,958
  Depreciation and
  amortization                     104,131        14,700 (6)     118,831
                                 ---------     ---------       ---------
                                   290,276        20,837         311,113
                                 ---------     ---------       ---------

Earnings Before
  Minority Interest in
  Earnings of Consolidated
  Joint Venture                    368,855        46,444         415,299

Minority Interest in
  Earnings of Consolidated
  Joint Venture                        (76)                          (76)
                                 ---------     ---------       ---------

Net Earnings                     $ 368,779     $  46,444       $ 415,223
                                 =========     =========       =========


Earnings Per Share of
  Common Stock (7)               $     .19                     $     .22
                                 =========                     =========


Weighted Average Number of
  Shares of Common Stock
  Outstanding (7)                1,898,350                     1,905,970
                                 =========                     =========



                See accompanying notes to unaudited pro forma
                      consolidated financial statements.





                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                     FOR THE QUARTER ENDED MARCH 31, 1996
                     AND THE YEAR ENDED DECEMBER 31, 1995


Pro Forma Consolidated Balance Sheet:
- -------------------------------------

(a) Represents gross proceeds of $19,922,756 from the issuance of 1,992,276 shares of common stock during the period April 1, 1996 through June 21, 1996, proceeds of $13,608 of deferred financing income (loan origination and commitment fees, net of legal fees) from the $3,888,000 mortgage financing described below, and $5,340,035 of cash and cash equivalents at March 31, 1996, used (i) to acquire 25 properties for $14,807,008 (of which 13 properties consist of land only, two properties consist of building only and ten properties consist of land and building), (ii) to fund estimated construction costs of $4,091,047 ($1,005,913 of which was accrued as construction costs payable at March 31, 1996) relating to four wholly-owned properties under construction at March 31, 1996, (iii) to pay acquisition fees of $896,524 and reclassify from other assets $61,987 of acquisition fees previously incurred relating to the acquired properties, (iv) to pay selling commissions and offering expenses (stock issuance costs) of $1,593,820, which have been netted against capital in excess of par value and (v) to provide mortgage financing in the amount of $3,888,000 to the lessee of ten properties consisting of land only.

      The pro forma adjustments to land and buildings on operating leases and net investment in direct financing leases as a result of the above transactions were as follows:

                                 Estimated
                              purchase price
                             (including con-
                              struction and     Acquisition
                              closing costs)        fees
                              and additional     allocated
                            construction costs  to property     Total
                            ------------------  ----------- -----------
         Three Pizza Huts
            (land only)
            in Ohio           $   489,117      $    26,203  $   515,320
         Burger King in
            Indian Head
           Park, IL             1,272,725           68,182    1,340,907
         Burger King in
            Highland, IN        1,212,558           64,958    1,277,516
         TGI Friday's in
            Hamden, CT          1,134,628           60,784    1,195,412
         Wendy's in
            Knoxville, TN         790,984           42,375      833,359
         Golden Corral in
            Port Richey, FL     1,705,448           91,364    1,796,812
         Ten Pizza Huts
            (land only)
            in West Virginia
            and Ohio            1,487,000           79,661    1,566,661
         Denny's in
            Hillsboro, TX       1,053,088           56,416    1,109,504
         Denny's in
            McKinney, TX          978,944           52,443    1,031,387
         Wendy's in
            Camarillo, CA       1,204,026           64,502    1,268,528
         Wendy's in
            Sevierville, TN       492,636           26,391      519,027
         Boston Market in
            Ellisville, MO        977,279           52,354    1,029,633
         Boston Market in
            Golden Valley, MN   1,074,707           57,574    1,132,281
         Jack in the Box in
            Humble, TX            933,868           50,029      983,897
         Four wholly owned
            properties under
            construction at
            March 31, 1996      3,085,134          165,275    3,250,409
                              -----------      -----------  -----------

                              $17,892,142      $   958,511  $18,850,653
                              ===========      =========== ============

         Adjustment classified
           as follows:
             Land and buildings on
               operating leases                            $12,585,696
             Net investment in
               direct financing
               leases                                        6,264,957
                                                            -----------

                                                           $18,850,653
                                                           ===========



(b) Represents the use of $189,412 of the Company's net offering proceeds and the assumed receipt of $2,357 in capital contributions from the Company's co-venture partner in accordance with the joint venture a g reement of CNL/Corral South Joint Venture, to fund estimated construction costs of $191,769 accrued as construction costs payable at March 31, 1996, relating to the one property of the joint venture. The Company accounts for its 84.69% interest in the accounts of CNL/Corral S o uth Joint Venture under the full consolidation method. All significant intercompany accounts and transactions have been eliminated.

(c) In accordance with generally accepted accounting principles, leases in which the present value of future minimum lease payments equals or exceeds 90 percent of the value of the related properties are treated as direct financing leases rather than as land and buildings. The categorization of the leases has no effect on rental revenues received. The building portions of eight of the properties have been classified as direct financing leases.

Pro Forma Consolidated Statements of Earnings:
- ----------------------------------------------

(1) Represents rental income from operating leases and earned income from direct financing leases for the seven of the 68 properties acquired during the period June 2, 1995 (the date the Company began operations) through June 21, 1996 which had a previous rental history prior to the acquisition of the property by the Company (the "Pro Forma Properties"), for the period commencing (A) the later of (i) the date the Pro Forma
      Property became operational as a rental property by the previous owner or (ii) June 2, 1995 (the date the Company became operational), to (B) the earlier of (i) the date the Pro Forma Property was acquired by the Company or (ii) the end of the pro forma period presented. Each of the seven Pro Forma Properties was acquired from an affiliate who had p u r c h ased and temporarily held title to the property. The noncancellable leases for the Pro Forma Properties in place during the period the affiliate owned the properties were assigned to the Company at the time the Company acquired the properties. The following presents the actual date the Pro Forma Properties were acquired by the Company as compared to the date the Pro Forma Properties were treated as becoming operational as a rental property for purposes of the Pro Forma Consolidated Statements of Earnings.
                                                            Date Pro Forma
                                             Date Placed    Property Became
                                             in Service     Operational as
                                           By the Company   Rental Property
                                           --------------   ----------------
            Jack in the Box in
              Los Angeles, CA                 June 1995        June 1995
            Kenny Rogers Roasters in
              Grand Rapids, MI               August 1995       June 1995

            Kenny Rogers Roasters in
              Franklin, TN                   August 1995       June 1995

            Denny's in Pasadena, TX        September 1995     August 1995

            Denny's in Shawnee, OK         September 1995     August 1995

            Denny's in Grand Rapids, MI      March 1996     September 1995

            Denny's in McKinney, TX           June 1996      December 1995



      In accordance with generally accepted accounting principles, lease revenue from leases accounted for under the operating method is recognized over the terms of the leases. For operating leases providing escalating guaranteed minimum rents, income is reported on a straight-line basis over the terms of the leases. For leases accounted for as direct financing leases, future minimum lease payments are recorded as a receivable. The difference between the receivable and the estimated residual values less the cost of the properties is recorded as unearned income. The unearned income is amortized over the lease terms to provide a constant rate of return. Accordingly, pro forma rental income from operating leases and earned income from direct financing leases does not necessarily represent rental payments that would have been received if the properties had been operational for the full pro forma period.

      Generally, the leases provide for the payment of percentage rent in addition to base rental income. However, due to the fact that no percentage rent was due under the leases for the Pro Forma Properties during the portion of 1996 and 1995 that the previous owners held the properties, no pro forma adjustment was made for percentage rental income for the quarter ended March 31, 1996 and the year ended December 31, 1995.

(2) See Note (c) under "Pro Forma Consolidated Balance Sheet" above for a description of direct financing leases.

(3) Represents adjustment to interest income due to the decrease in the amount of cash available for investment in interest bearing accounts during the periods commencing (A) on the later of (i) the dates the Pro Forma Properties became operational as rental properties by the previous owners or (ii) June 2, 1995 (the date the Company became operational), through (B) the earlier of (i) the actual dates of acquisition by the Company or the end of the pro forma period presented, as described in Note (1) above. The estimated pro forma adjustment is based upon the fact that interest income on interest bearing accounts was earned at a rate of approximately four percent per annum by the Company during the quarter ended March 31, 1996 and the year ended December 31, 1995.

 (4) Represents incremental increase in asset management fees relating to the Pro Forma Properties for the period commencing (A) on the later of (i)
      the   date  the  Pro  Forma  Properties  became  operational  as  rental properties by the previous owners or (ii) June 2, 1995 (the date the Company became operational), through (B) the earlier of (i) the date the Pro Forma Properties were acquired by the Company or (ii) the end of the pro forma period presented, as described in Note (1) above. Asset management fees are equal to 0.60% of the Company's Real Estate Asset Value (estimated to be approximately $6,219,000 and $5,241,000 for the Pro Forma Properties for the quarter ended March 31, 1996 and the year ended December 31, 1995, respectively), as defined in the Company's prospectus.

(5) Represents adjustment to state tax expense due to the incremental increase in rental revenues of Pro Forma Properties. Estimated pro forma state tax expense was calculated based on an analysis of state laws of the various states in which the Company has acquired the Pro Forma Properties. The estimated pro forma state taxes consist primarily of income and franchise taxes ranging from zero to approximately five percent of the Company's pro forma rental income of each Pro Forma Property. Due to the fact that the Company's leases are triple net, the Company has not included any amounts for real estate taxes in the pro forma statement of earnings.

(6) Represents incremental increase in depreciation expense of the building portions of the Pro Forma Properties accounted for as operating leases using the straight-line method over an estimated useful life of 30 years.

(7) Historical earnings per share were calculated based upon the weighted average number of shares of common stock outstanding during the quarter ended March 31, 1996, and during the period the Company was operational, June 2, 1995 (the date following when the Company received the minimum offering proceeds and funds were released from escrow) through December 31, 1995.

      As a result of three of the six Pro Forma Properties being treated in the Pro Forma Consolidated Statement of Earnings for the year ended December 31, 1995, as placed in service on June 2, 1995 (the date the Company became operational), the Company assumed approximately 347,100 shares of common stock were sold, and the net offering proceeds were available for investment, on June 2, 1996. Due to the fact that approximately 184,800 of these shares of common stock were actually sold subsequently, during the period June 3, 1995 through June 20, 1995, the weighted average number of shares outstanding for the pro forma period was adjusted. Pro forma earnings per share were calculated based upon the weighted average number of shares of common stock outstanding, as adjusted, during the period the Company was operational, June 2, 1995 through December 31, 1995.

 ITEM 8.     CHANGE IN FISCAL YEAR.

                  Not applicable.


                                   EXHIBITS

                                     None.





                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.


      CNL AMERICAN PROPERTIES FUND, INC.


Dated:  July 3, 1996
                                        By:    /s/ Robert A. Bourne
                                        ---------------------------
                                        ROBERT A. BOURNE, President